Exhibit 99.1

Signing Day Sports Progresses Transaction and Executes Definitive Agreement with BlockchAIn Digital Infrastructure, a Profitable Data Hosting Company

Proposed business combination will create a public company engaged in Crypto Mining, Artificial Intelligence (“AI”), and High-Performance Computing (“HPC”) Data Hosting Markets

BlockchAIn Digital Infrastructure Generated Audited Revenue of $26.8 million and Net Income of $5.7 million in 2024

Includes an Earnout if BlockchAIn Digital Infrastructure achieves or exceeds EBITDA of $25 million for 2026

Transaction to be completed at a significant premium to SGN’s current stock price

SCOTTSDALE, Arizona, May 28, 2025 (NewMediaWire) - Signing Day Sports, Inc. (“Signing Day Sports” or the “Company”) (NYSE American: SGN), the developer of the Signing Day Sports app and platform to aid high school athletes in the recruitment process, today announced the signing of a definitive business combination agreement (“Business Combination Agreement” or “BCA”) to acquire 100% of the issued and outstanding membership interest of One Blockchain LLC (“One Blockchain”) (the operating affiliate company of BlockchAIn Digital Infrastructure) (One Blockchain and BlockchAIn Digital Infrastructure collectively, “blockchAIn Digital Infrastructure” or “blockchAIn DI”) which will operate a crypto mining, AI and HPC data hosting company with plans for 200MW in total power capacity from facilities in South Carolina and Texas. The proposed transaction was previously announced on April 14, 2025 following the signing of a non-binding letter of intent.

The transaction will be effected through a holding company structure, whereby Signing Day Sports and One Blockchain will become subsidiaries of BlockchAIn Digital Infrastructure, Inc. (“PubCo”). The transaction between One Blockchain and Signing Day Sports is expected to result in the combined company being traded on the NYSE American. Signing Day Sports will not be required to make any cash payment to One Blockchain or its securityholders in connection with the transaction. One Blockchain will continue to operate under blockchAIn DI’s management team led by Chairman and CEO Jerry Tang.

In 2024, blockchAIn Digital Infrastructure generated audited revenue of approximately $26.8 million and net income of approximately $5.7 million.

The market for digital infrastructure—including crypto mining, HPC, and AI-related computing—is evolving rapidly as demand for energy-efficient processing power continues to grow. Amid increasing sustainability standards and renewed emphasis on domestic infrastructure, blockchAIn Digital Infrastructure is positioned to pursue opportunities across a wide range of compute-intensive applications.

blockchAIn Digital Infrastructure’s current operations include a 40 MW crypto mining hosting facility in South Carolina with expansion capability to 50 MW for third-party crypto miners in South Carolina, subject to utility approval. blockchAIn Digital Infrastructure anticipates transitioning to internally owning and mining crypto currency at their South Carolina facility in late 2025 or early 2026, to facilitate revenue and earnings growth. blockchAIn Digital Infrastructure is also in the process of commissioning a new 150MW crypto mining, AI and HPC data hosting facility in Texas with favorable economics with 34.5kV of interconnectivity to the grid for activation in late 2026. The Texas facility can be modularly built providing flexibility for crypto mining and/or AI and HPC data hosting activities. It is currently anticipated that the first 100MW will be initially focused on internally owned crypto mining operations and the remaining 50MW of capacity used for AI and HPC data hosting. This capital efficient and flexible modular business model will provide blockchAIn DI with optionality to pursue different revenue mixes as the crypto mining, AI and HPC markets continue to develop.

Signing Day Sports views the proposed transaction as a compelling opportunity to enhance its platform by combining with a technology-driven business with strong fundamentals and scalable infrastructure.

Danny Nelson, Chief Executive Officer of Signing Day Sports, stated, “This transaction marks an exciting new chapter for Signing Day Sports, which we are confident has potential to bring substantial value to the stakeholders of both parties. blockchAIn DI’s scalable, cash-flowing bitcoin mining and AI data center platform positions the combined company to capitalize on the fast-growing HPC hosting market. With a 40 MW mining site in South Carolina with 10 MW expansion capacity and the significant upside potential resulting from the planned commissioning of a new facility in Texas, blockchAIn Digital Infrastructure is strategically positioned to meet the growing HPC workload demands, and we could not be more thrilled to deliver this unique growth opportunity to our shareholders.”

Jerry Tang, Chief Executive Officer of One Blockchain, added, “We are excited about the proposed transaction between blockchAIn Digital Infrastructure and Signing Day Sports, and the significant potential for value creation for both parties. In only a few short years since our inception, blockchAIn Digital Infrastructure has experienced rapid growth scaling to approximately $26.8 million in revenue and approximately $5.7 million in net income in 2024. Supported by our cash flow generation, we are positioned to become a leader in providing and operating sustainable, blockchain computing infrastructure and progress our significant growth goals forward. In the near term, blockchAIn Digital Infrastructure will look to bring bitcoin mining in-house, expand our South Carolina facility to 50MW, and build out our proposed 150MW facility in Texas to support the large demand for hosting services driven by various AI and mining applications. The business combination with Signing Day Sports will enable us to accelerate our robust growth in the public markets, and we look forward to executing on our business plan to drive value for all shareholders.”

Terms of the Transaction

The business combination will be effectuated through a holding company structure, whereby Signing Day Sports and One Blockchain will become subsidiaries of PubCo through merger transactions. Under the BCA, the consideration to be paid at closing to the securityholders of One Blockchain will be comprised of PubCo common shares with a value of approximately $215.0 million, subject to an exchange ratio and other certain adjustments, at an implied diluted value per share for PubCo of $5.12 (including adjustment as applicable for exchange listing purposes). Upon the closing of the business combination, the stock held by the stockholders of Signing Day Sports immediately before the closing of the transaction will be converted into the right to receive approximately 8.5% of the outstanding common stock of the combined company, and the equity securities of One Blockchain held by One Blockchain’s equity securityholders immediately before the closing of the transaction will be converted into the right to receive approximately 91.5% of the outstanding common shares of the combined company before fees and commissions to third parties. The board of directors of PubCo post-transaction will be comprised of no less than five (5) and no greater than seven (7) directors. At least one director will be designated by Signing Day Sports, and One Blockchain will designate the remaining directors.

The BCA also includes an earnout, in which additional PubCo shares equaling 11.628% of the total number of shares of PubCo issued to One Blockchain’s securityholders at closing will be issued to such former One Blockchain securityholders (the “Earnout Shares”). The Earnout Shares will be issued if PubCo achieves or exceeds net income plus interest, taxes, depreciation and amortization (“EBITDA”) of $25 million for the fiscal year ending December 31, 2026.

The boards of both companies have unanimously approved the signing of the BCA. The proposed transaction is expected to close late in the second half of 2025, subject to satisfying certain customary closing conditions, including the receipt of approvals from Signing Day Sports’ shareholders and the listing of PubCo registered common shares on the NYSE American.

The Business Combination Agreement contains customary representations, warranties and covenants made by Signing Day Sports and One Blockchain, including covenants that both parties use their commercially reasonably efforts to cause the transactions contemplated by the agreement to be completed, regarding obtaining the requisite approval of Signing Day Sports’ shareholders, regarding indemnification of directors and officers, and regarding Signing Day Sports’ and One Blockchain’s conduct of their respective businesses between the date of signing of the BCA and the closing. The BCA also contains certain termination rights for both Signing Day Sports and One Blockchain.

The Signing Day Sports board of directors has recommended to Signing Day Sports shareholders that they vote to approve the BCA and the transaction. Signing Day Sports also received a fairness opinion in connection with the transaction.

A more complete description of the terms of and conditions of the proposed transaction and related matters will be included in a current report on Form 8-K to be filed by Signing Day Sports with the U.S. Securities and Exchange Commission (“SEC”). A copy of the BCA will be attached as an exhibit to the Form 8-K. All parties desiring details regarding the terms and conditions of the proposed transaction are urged to review that Form 8-K, and the exhibits attached thereto, which will be available on the SEC’s website found at www.sec.gov.

Advisors

Advisors to the transaction include Maxim Group LLC, which is serving as exclusive financial advisor to blockchAIn Digital Infrastructure. Loeb & Loeb LLP is serving as counsel to blockchAIn Digital Infrastructure. Bevilacqua PLLC is serving as counsel to Signing Day Sports.

Signing Day Sports

Signing Day Sports’ mission is to help student-athletes achieve their goal of playing college sports. Signing Day Sports’ app allows student-athletes to build their Signing Day Sports’ recruitment profile, which includes information college coaches need to evaluate and verify them through video technology.  For more information on Signing Day Sports, go to https://bit.ly/SigningDaySports.

Additional Information and Where to Find It

In connection with the proposed business combination, PubCo plans to file or cause to be filed relevant materials with the SEC, including a registration statement on Form S-4 (the “Registration Statement”) that will contain a proxy statement of Signing Day Sports and a prospectus for registration of shares of PubCo. The Registration Statement has not been filed with or declared effective by the SEC. Following and subject to the Registration Statement being declared effective by the SEC, its definitive proxy statement/prospectus would be mailed or otherwise disseminated to Signing Day Sports stockholders. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SIGNING DAY SPORTS ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ONE BLOCKCHAIN, SIGNING DAY SPORTS, THE PROPOSED BUSINESS COMBINATION, AND RELATED MATTERS. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by PubCo and Signing Day Sports with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Signing Day Sports by directing a written request to: Signing Day Sports, Inc., 8355 East Hartford Rd., Suite 100, Scottsdale, AZ 85255. Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed business combination.

Participants in the Solicitation

Signing Day Sports, and its directors, executive officers and certain other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the shareholders of Signing Day Sports with respect to the proposed business combination and related matters. Information about the directors and executive officers of Signing Day Sports, including their ownership of shares of Signing Day Sports common stock, is included in Signing Day Sports’ Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on April 11, 2025, and Signing Day Sports’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, which was filed with the SEC on May 15, 2025. Additional information regarding the persons or entities who may be deemed participants in the solicitation of proxies from Signing Day Sports shareholders, including a description of their interests in the proposed business combination by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant documents to be filed with the SEC when they become available. The managers and officers of One Blockchain do not currently hold any interests, by security holdings or otherwise, in Signing Day Sports.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities in connection with the proposed business combination shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “may,” “could,” “will,” “should,” “would,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “project” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, including without limitation, the parties’ ability to enter into definitive agreements and complete the transaction, the parties’ ability to integrate their respective businesses into a combined publicly listed company post-merger, the ability of the parties to obtain all necessary consents and approvals in connection with the transaction, obtain NYSE American clearance of a listing application in connection with the transaction, the parties’ ability to obtain their respective equity securityholders’ approval, obtain sufficient funding to maintain operations and develop additional services and offerings, market acceptance of the parties’ current products and services and planned offerings, competition from existing or new offerings that may emerge, impacts from strategic changes to the parties’ business on net sales, revenues, income from continuing operations, or other results of operations, the parties’ ability to attract new users and customers, the parties’ ability to retain or obtain intellectual property rights, the parties’ ability to adequately support future growth, the parties’ ability to comply with user data privacy laws and other current or anticipated legal requirements, and the parties’ ability to attract and retain key personnel to manage their business effectively. These risks, uncertainties and other factors are expected to be further described in a proxy statement/prospectus to be filed with the Securities and Exchange Commission relating to this transaction. See also the section titled “Risk Factors” in the Company’s periodic reports which are filed with the Securities and Exchange Commission. These risks, uncertainties and other factors are, in some cases, beyond the parties’ control and could materially affect results. If one or more of these risks, uncertainties or other factors become applicable, or if these underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. All subsequent written and oral forward-looking statements concerning Signing Day Sports, One Blockchain, or any of their affiliates, or other matters and attributable to Signing Day Sports, One Blockchain, any of their affiliates, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Investor Contacts:

Crescendo Communications, LLC

212-671-1020

SGN@crescendo-ir.com

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